PAINEWEBBER STRATEGY FUND                                          ANNUAL REPORT


PERFORMANCE AT A GLANCE
================================================================================
Comparison of the change of a $10,000 investment in PaineWebber Strategy Fund (Classes A, B, C and Y) and the S&P 500 Index from December 2, 1999 through September 30, 2000.

                                    [GRAPH]


              PAINEWEBBER STRATEGY   PAINEWEBBER STRATEGY   PAINEWEBBER STRATEGY   PAINEWEBBER STRATEGY
              FUND (A)               FUND (B)               FUND (C)               FUND (Y)               S&P 500 INDEX
 12/2              $9,551                $10,000                $10,000                $10,000                $10,000
12/31              $9,761                $10,220                $10,220                $10,230                $10,435
 1/31              $9,054                 $9,470                 $9,470                 $9,480                 $9,911
 2/29              $8,978                 $9,380                 $9,380                 $9,400                 $9,724
 3/31              $9,799                $10,230                $10,230                $10,270                $10,675
 4/30              $9,179                 $9,580                 $9,580                 $9,620                $10,354
 5/31              $8,634                 $9,010                 $9,010                 $9,050                $10,141
 6/30              $8,625                 $8,990                 $8,990                 $9,040                $10,391
 7/31              $8,434                 $8,790                 $8,780                 $8,850                $10,229
 8/31              $8,873                 $9,230                 $9,230                 $9,310                $10,864
 9/30              $8,300                 $8,198                 $8,544                 $8,710                $10,290


Past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
TOTAL RETURNS, PERIOD ENDED 09/30/00
--------------------------------------------------------------------------------
                                                  6 Months       Inception(0)
--------------------------------------------------------------------------------
                                CLASS A(*)          -15.30%         -13.10%
Before Deducting                CLASS B(**)         -15.64          -13.70
Maximum Sales Charge            CLASS C(+)          -15.64          -13.70
                                CLASS Y(++)         -15.19          -12.90
--------------------------------------------------------------------------------
                                CLASS A(*)          -19.09          -17.00
After Deducting                 CLASS B(**)         -19.86          -18.02
Maximum Sales Charge            CLASS C(+)          -16.48          -14.56
--------------------------------------------------------------------------------
S&P 500 Index                                        -3.60            2.90
HIGHLIGHTED STOCKS-SM- List(1)                      -15.29            N/A
Lipper Large Cap Core Median                         -3.74            5.70
--------------------------------------------------------------------------------

Past performance is no guarantee of future performance. Performance results for the Fund assume reinvestment of all dividends and capital gains, if any. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[SIDENOTE]
The graph depicts the performance of PaineWebber Strategy
Fund (Classes A, B, C and Y) versus the S&P 500 Index. It is important to note PaineWebber Strategy Fund is a professionally managed mutual fund while the Index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT



The UBS Warburg HIGHLIGHTED STOCKS list is not compiled with any client or product in mind, including PaineWebber Strategy Fund. Price returns of the HIGHLIGHTED STOCKS list do not predict the future results of the list or the Fund. Deviations from the HIGHLIGHTED STOCKS list's price returns will result because those returns do not reflect the execution of actual purchases or sales. A mutual fund following the HIGHLIGHTED STOCKS list may not be able to execute purchases and sales at the prices used to calculate the price returns of the list. Because the HIGHLIGHTED STOCKS list is a paper portfolio that is not managed to a target number of stocks, no "rebalancing" of actual investments is done when stocks are added to or deleted from the list. The Fund also will be subject to daily cash flow, which will result in ongoing purchases and sales of stocks and transactional expenses, including brokerage commissions, as well as the advisory fees and other expenses that the Fund bears. In addition, because the HIGHLIGHTED STOCKS list does not include a cash component, price returns of the list are based on a constant 100% investment in the stocks on the list.

(0) Inception: since commencement of issuance on December 2, 1999 for share classes A, B, C and Y. Inception returns for the Lipper Median and the S&P 500 Index are also as of December 2, 1999.

(*) Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

(**) Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

(+) Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

(++) The Fund offers Class Y shares to a limited group of eligible investors.
     Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

(1) Price returns of the HIGHLIGHTED STOCKS list are based on the closing price on the day the Global Investment Strategy Group announces any additions to (or deletions from) the list. For the six months ended September 30, 2000, the price return of the HIGHLIGHTED STOCKS list was -15.29% with the S&P 500 Index down 3.60%. The indicated price returns are based on capital appreciation, excluding dividends and transaction costs such as commissions, markups, fees and interest charges. Actual transactions adjusted for such transaction costs will result in different returns. In addition, actual transactions in the market following the announcement of a change to the list, in most instances, will occur at different prices than those used to calculate the indicated price returns of the list, which would result in different price returns. A complete record of all the recommendations upon which the above price returns are based (including the stocks involved, as well as the number that advanced and declined) is available from UBS Warburg upon written request.

PAINEWEBBER STRATEGY FUND                                          ANNUAL REPORT

Dear Shareholder,                                              November 15, 2000

We are pleased to present you with the first annual report for PaineWebber Strategy Fund (the "Fund") for the fiscal period from December 2, 1999 through September 30, 2000.

MARKET REVIEW
================================================================================

[ICON] During the period ended September 30, 2000, stocks in general and technology stocks in particular had to endure the "perfect storm," as a variety of factors combined to help batter equities. Inflationary fears, which prompted the Federal Reserve (the "Fed") to raise Fed Fund interest rates another half-percentage point to 6.5%, dominated the markets early in the period. Since then, oil prices have risen, oil reserves were released in the U.S. with the hopes of offsetting the price increases, and the Euro continued to falter in comparison to the dollar.

   These factors, in addition to continued warnings from the Fed that inflationary pressures may yet re-enter the picture, filled the air with uncertainty during this time, while finally beginning to take a toll on many companies' bottom lines. Moreover, earnings reports that were just pennies off expectations spurred investors to punish these stocks, while formerly high-flying technology darlings were also hurt. The equity markets generally suffered near the fiscal period-end as investors began to sell and seek relatively safe havens for their gains. If there is a bright side to the violent fluctuations of the market, it could be that the market has neared or reached its bottom, perhaps clearing out weaker equities in which prices were not supported by valuations or performance.

   The Dow Jones Industrial Average declined 3.52% and the Standard & Poor's 500 Index advanced 2.90% during the period. Despite their characteristic volatility, the technology-driven Nasdaq 100 Index advanced 14.87% and the Nasdaq Composite trailed it, but gained 6.37% during the Fund's fiscal period, December 2, 1999 through September 30, 2000.

ANNUAL REPORT

OUTLOOK

Signs of the long-anticipated slowdown in the economy are emerging with increasing regularity. Moreover, there exists the potential for oil prices to disrupt company profits, as well as the performance of the Euro, particularly for multinational companies that compete or export heavily overseas. However, we expect technology spending will continue to be robust as we enter 2001, as new products and a surge in high-tech patents continue the need for such spending. Consequently, one of the themes currently serving as the basis for the HIGHLIGHTED STOCKS-SM- list selection, the Information Revolution, will likely continue to be an area of better than market performance. With productivity continuing its impressive gains, we expect real wages in 2001 to grow and be accompanied by productivity gains. Moreover, the markets are expected to have absorbed the majority of the double-barreled shock of rising interest rates and oil prices by then. Declining delivery lead times indicate that demand is also no longer exceeding supply, which may also help to suppress inflation fears.

   Although the Federal Reserve is expected to keep interest rates at their current level throughout the next year, rates could rise if inflation once again becomes a concern. If post-election fiscal policy doesn't produce an expected stimulus, there is potential for an interest rate decrease. In any event, the current other theme which characterizes the HIGHLIGHTED STOCKS list, the Age of Affluence, also seems likely to provide a profitable fishing ground for stock selection. If general spending slows, affluent consumers will still be in the market for certain goods, services and entertainment. We remain committed to the thematic approach to investing and the Fund is open, at the current time, for additional purchases. The current depressed level in net asset value may well represent an attractive buying opportunity.

ANNUAL REPORT

PORTFOLIO REVIEW
================================================================================

[ICON] The Fund invests in the stocks included on the UBS Warburg HIGHLIGHTED STOCKS list maintained by Edward M. Kerschner, UBS Warburg's Chief Global Strategist, and the Global Investment Strategy Group. The HIGHLIGHTED STOCKS list is composed of stocks the Global Investment Strategy Group believes are well positioned to benefit from emerging economic, social and political themes before they are widely recognized. Current investment themes are The American Age of Affluence and The Information Revolution Wars. HIGHLIGHTED STOCKS in these categories include, respectively, Tiffany & Co. and JDS Uniphase. Of course, investment themes and the stocks comprising each theme are subject to change.

   During the fiscal year, the Fund significantly lagged the market as measured by the S&P 500 Index. This underperformance is attributable primarily to declines in the value of certain stocks in the portfolio, for example, Citrix (sold during the period). While stock selection has hurt performance year to date, we remain committed to the thematic approach to investing implemented through the purchase of stocks which are recommended by the Global Investment Strategy Group. The difference in performance between the Fund and the HIGHLIGHTED STOCKS list is attributable primarily to fund operating expenses and the impact of pricing differences(2). We believe that the impact of these pricing differences is unlikely to be substantial over time.

   The Global Investment Strategy Group made several changes to the HIGHLIGHTED STOCKS list during the fiscal year:


Date       Additions                       Date          Deletions
--------------------------------------------------------------------------------
4/10/00    Citrix Systems                  6/12/00       Citrix Systems
6/20/00    Following the acquisition,      6/13/00       Electronic Data Systems
           Pfizer replaces Warner Lambert  6/20/00       Carnival
6/26/00    Johnson & Johnson               8/31/00       Gap
6/29/00    El Paso Energy                  9/1/00        AXA Financial
6/29/00    Columbia/HCA Healthcare
6/30/00    Pharmacia
6/30/00    JDS Uniphase


   The following additions and deletions were made shortly after the end of the fiscal period:


Date       Additions                       Date          Deletions
--------------------------------------------------------------------------------
10/4/00    TMP Worldwide                   10/4/00       Weyerhaeuser
10/4/00    Starwood Hotels and Resorts     10/4/00       Wal-Mart Stores
10/4/00    Nortel Networks                 10/4/00       Smurfit-Stone Container
10/4/00    Merrill Lynch & Co.             10/4/00       Costco
10/4/00    Hartford Financial Services
10/4/00    Firstar
10/4/00    Fifth Third Bancorp
10/4/00    Citigroup
10/4/00    Check Point Software
            Technologies
10/4/00    American Express
10/4/00    AES Corporation

(2) The pricing used to determine the performance of PaineWebber Strategy Fund by its custodian is based on prices from the exchange on which the stock primarily trades. These prices may be the same, less or more than those reported by FAME (Forecasting and Modeling Environment), which are used by the Global Investment Strategy Group to determine the performance of the HIGHLIGHTED STOCKS list.

ANNUAL REPORT

PORTFOLIO STATISTICS


CHARACTERISTICS(*)                                           9/30/00     3/31/00
--------------------------------------------------------------------------------
Median Market Capitalization ($bln)                          $ 71.8      $ 53.0
Average Market Capitalization ($bln)                         $ 95.5      $105.6
Dividend Yield                                                  0.5%        0.4%
Net Assets ($bln)                                            $  1.6      $  2.0
Number of Securities                                             31          31
Stocks                                                          100%        100%
Cash                                                              0%          0%
--------------------------------------------------------------------------------


TOP FIVE SECTORS(*)                  9/30/00                                      3/31/00
-----------------------------------------------------------------------------------------
Technology                            31.7%   Consumer Cyclical                    36.8%
Consumer Cyclical                     26.9    Technology                           30.4
Healthcare                            19.2    Healthcare                            9.1
Utilities                              9.7    Financial Services                    7.2
Capital Goods                          3.3    Basic Materials                       6.9
---------------------------------------------------------------------------------------
Total                                 90.8    Total                                90.4


TOP TEN HOLDINGS(*)                   9/30/00                                      3/31/00
------------------------------------------------------------------------------------------
Bed, Bath & Beyond                     4.4%   Bed, Bath & Beyond                    4.1%
WorldCom                               3.3    Tandy Corp.                           3.9
Clear Channel Communications           3.3    Tiffany & Co.                         3.9
Microsoft                              3.3    Bank of New York                      3.7
Tiffany & Co.                          3.3    Smurfit-Stone Container               3.7
Smurfit-Stone Container                3.3    AXA Financial                         3.5
General Motors Corp. Class H           3.3    Microsoft                             3.5
America Online                         3.2    Time Warner                           3.5
Hewlett Packard                        3.2    Cisco Systems                         3.4
Lucent Technologies                    3.2    Delta Air Lines                       3.4
---------------------------------------------------------------------------------------
Total                                 33.8    Total                                36.6


(*) Weightings represent percentages of net assets as of the dates indicated.
    The composition of the Fund's portfolio will vary over time.

                                                                   ANNUAL REPORT

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on PaineWebber Strategy Fund or another fund in the PaineWebber Family of Funds,(3) please contact your Financial Advisor. For additional information, visit us at www.painewebber.com.

Sincerely,

/s/ BRIAN M. STORMS              /s/ T. KIRKHAM BARNEBY

BRIAN M. STORMS                  T. KIRKHAM BARNEBY
Chief Executive Officer          Managing Director and
and President                    Chief Investment Officer -
Mitchell Hutchins                Quantitative Investments
Asset Management Inc.            Mitchell Hutchins
                                 Asset Management Inc.
                                 Portfolio Manager,
                                 PaineWebber
                                 Strategy Fund


   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.




(3) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER STRATEGY FUND



PORTFOLIO OF INVESTMENTS                                      SEPTEMBER 30, 2000

NUMBER OF
 SHARES                                                                VALUE
 ------                                                                -----
COMMON STOCKS--100.41%
AIRLINES--3.19%
  1,113,200        Delta Air Lines, Inc. ........................    $49,398,250
                                                                   -------------
BANKS--3.21%
    885,100        Bank of New York Co., Inc. ...................     49,620,919
                                                                   -------------
COMPUTER HARDWARE--9.18%
    877,400        Cisco Systems, Inc.(*) .......................     48,476,350
    927,200        Gateway, Inc.(*)(1) ..........................     43,346,600
    516,800        Hewlett-Packard Co. ..........................     50,129,600
                                                                   -------------
                                                                     141,952,550
                                                                   -------------
COMPUTER SOFTWARE--9.66%
    444,800        IBM Corp. ....................................     50,040,000
    838,900        Microsoft Corp.(*) ...........................     50,596,156
    618,700        Oracle Systems Corp.(*) ......................     48,722,625
                                                                   -------------
                                                                     149,358,781
                                                                   -------------
DIVERSIFIED RETAIL--6.34%
  1,392,900        Costco Wholesale Corp.(*) ....................     48,664,444
  1,025,100        Wal-Mart Stores, Inc. ........................     49,332,937
                                                                   -------------
                                                                      97,997,381
                                                                   -------------
DRUGS & MEDICINE--12.87%
    706,200        Amgen, Inc.(*) ...............................     49,312,622
  1,111,625        Pfizer, Inc. .................................     49,953,648
    827,700        Pharmacia Corp. ..............................     49,817,194
  1,075,900        Schering-Plough Corp. ........................     50,029,350
                                                                   -------------
                                                                     199,112,814
                                                                   -------------
ELECTRICAL EQUIPMENT--6.45%
  1,640,200        Lucent Technologies, Inc. ....................     50,128,612
  1,758,600        Motorola, Inc. ...............................     49,680,450
                                                                   -------------
                                                                      99,809,062
                                                                   -------------
FOREST PRODUCTS, PAPER--3.21%
  1,230,800        Weyerhaeuser Co. .............................     49,693,550
                                                                   -------------
NUMBER OF
 SHARES                                                                VALUE
 ------                                                                -----
GAS UTILITY--3.16%
    792,600        El Paso Energy Corp.(1) ......................    $48,843,975
                                                                   -------------
INFORMATION & COMPUTER SERVICES--3.25%
    934,200        America Online, Inc.(*) ......................     50,213,250
                                                                   -------------
LONG DISTANCE & PHONE COMPANIES--3.33%
  1,695,500        MCI Worldcom, Inc.(*) ........................     51,500,812
                                                                   -------------
MANUFACTURING-GENERAL--3.26%
  4,200,500        Smurfit-Stone Container Corp.(*) .............     50,406,000
                                                                   -------------
MEDIA--9.76%
    897,000        Clear Channel Communications(*) ..............     50,680,500
  1,355,700        General Motors Corp. - Class H
                     (Hughes Electronics Corp.)(*) ..............     50,404,926
    638,300        Time Warner, Inc.(1) .........................     49,946,975
                                                                   -------------
                                                                     151,032,401
                                                                   -------------
MEDICAL PRODUCTS--3.22%
    530,100        Johnson & Johnson ............................     49,796,269
                                                                   -------------
MEDICAL PROVIDERS--3.15%
  1,313,200        Columbia/HCA Healthcare Corp .................     48,752,550
                                                                   -------------
SEMICONDUCTOR--3.14%
    512,600        JDS Uniphase Corp.(*) ........................     48,536,813
                                                                   -------------
SPECIALTY RETAIL--10.82%
  2,766,500        Bed, Bath & Beyond, Inc.(*)(1) ...............     67,476,664
    931,300        Home Depot, Inc. .............................     49,417,106
  1,308,900        Tiffany & Co.(1) .............................     50,474,457
                                                                   -------------
                                                                     167,368,227
                                                                   -------------
WIRELESS TELECOMMUNICATIONS--3.21%
  1,063,100        Nextel Communications, Inc.(*)(1) ............     49,699,925
                                                                   -------------
Total Common Stocks (cost--$1,581,754,066) ......................  1,553,093,529
                                                                   -------------

PAINEWEBBER STRATEGY FUND


PORTFOLIO OF INVESTMENTS                                      SEPTEMBER 30, 2000


PRINCIPAL
 AMOUNT                                                                                     MATURITY   INTEREST
 (000)                                                                                        DATE       RATE             VALUE
 -----                                                                                        ----       ----             -----
REPURCHASE AGREEMENT--0.03%
$    495  Repurchase Agreement dated 09/29/00 with State Street Bank & Trust Co., collateralized by $486,538 U.S. Treasury Notes, 8.00% due 05/15/01
            (value--$506,000); proceeds: $495,217; (cost--$495,000) .....................   10/02/00     5.250%      $      495,000
                                                                                                                     --------------
Total Investments (cost--$1,582,249,066)--100.44% .......................................                             1,553,588,529
Liabilities in excess of other assets--(0.44)% ..........................................                                (6,817,633)
                                                                                                                     --------------
Net Assets--100.00% .....................................................................                            $1,546,770,896
                                                                                                                     ==============

---------------------------------------
(*) Non-income producing security.
(1) Security, or a portion thereof, was on loan at September 30, 2000.




                 See accompanying notes to financial statements

PAINEWEBBER STRATEGY FUND



STATEMENT OF ASSETS AND LIABILITIES                           SEPTEMBER 30, 2000


ASSETS
Investments in securities, at value (cost--$1,582,249,066) .....................  $1,553,588,529
Investments of cash collateral received for securities loaned, at value
(cost--$44,341,800) ............................................................     44,341,800
Cash ...........................................................................          1,568
Receivable for investments sold ................................................     92,069,337
Dividends and interest receivable ..............................................        544,367
Receivable for shares of beneficial interest sold ..............................      1,506,309
Other assets ...................................................................        269,868
                                                                                 --------------
Total assets ...................................................................  1,692,321,778
                                                                                 --------------
LIABILITIES
Payable for investments purchased ..............................................     93,093,914
Collateral for securities loaned ...............................................     44,341,800
Payable for shares of beneficial interest repurchased ..........................      5,689,110
Payable to affiliates ..........................................................      2,012,440
Accrued expenses and other liabilities .........................................        413,618
                                                                                 --------------
Total liabilities ..............................................................    145,550,882
                                                                                 --------------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited number authorized) ............   1,790,917,116
Accumulated net investment loss ................................................      (887,081)
Accumulated net realized loss from investment and futures transactions .........  (214,598,602)
Net unrealized depreciation of investments .....................................   (28,660,537)
                                                                                 --------------
Net assets ..................................................................... $1,546,770,896
                                                                                 ==============
CLASS A:
Net assets .....................................................................   $465,775,666
                                                                                 --------------
Shares outstanding .............................................................     53,610,647
                                                                                 --------------
Net asset value and redemption value per share .................................          $8.69
                                                                                 ==============
Maximum offering price per share (net asset value plus sales charge of 4.50%
of offering price) .............................................................          $9.10
                                                                                 ==============
CLASS B:
Net assets .....................................................................   $616,435,113
                                                                                 --------------
Shares outstanding .............................................................     71,402,545
                                                                                 --------------
Net asset value and offering price per share ...................................          $8.63
                                                                                 ==============
CLASS C:
Net assets .....................................................................   $439,329,070
                                                                                 --------------
Shares outstanding .............................................................     50,887,674
                                                                                 --------------
Net asset value and offering price per share ...................................          $8.63
                                                                                 ==============
CLASS Y:
Net assets .....................................................................    $25,231,047
                                                                                 --------------
Shares outstanding .............................................................      2,897,464
                                                                                 --------------
Net asset value, offering price and redemption value per share .................          $8.71
                                                                                 ==============



                 See accompanying notes to financial statements

PAINEWEBBER STRATEGY FUND



STATEMENT OF OPERATIONS

                                                                                FOR THE PERIOD
                                                                                DECEMBER 2, 1999+
                                                                                    THROUGH
                                                                               SEPTEMBER 30, 2000
                                                                               ------------------
INVESTMENT INCOME:
Dividends ....................................................................   $     6,108,420
Interest (net of interest expense of $33,682) ................................         1,859,653
                                                                                   -------------
                                                                                       7,968,073
                                                                                   -------------
EXPENSES:
Investment advisory and administration .......................................        11,425,383
Service fees--Class A ........................................................         1,196,355
Service and distribution fees--Class B .......................................         5,928,983
Service and distribution fees--Class C .......................................         4,269,046
Transfer agency service fees .................................................         1,230,369
Amortization of offering costs ...............................................           530,873
Custody and accounting .......................................................           313,695
State registration ...........................................................           259,532
Reports and notices to shareholders ..........................................           162,415
Professional fees ............................................................           124,219
Trustees' fees ...............................................................            10,500
Other expenses ...............................................................            25,583
                                                                                   -------------
                                                                                      25,476,953
Less: Fee waivers from adviser ...............................................           (22,702)
                                                                                   -------------
Net expenses .................................................................        25,454,251
                                                                                   -------------
Net investment loss ..........................................................       (17,486,178)
                                                                                   -------------
REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES:
Net realized losses from:
  Investment transactions ....................................................      (209,433,282)
  Futures transactions .......................................................        (5,165,320)
Net change in unrealized appreciation/depreciation of investments ............       (28,660,537)
                                                                                   -------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES ..................      (243,259,139)
                                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................   $  (260,745,317)
                                                                                   =============

-----------
+  Commencement of operations.


                 See accompanying notes to financial statements

PAINEWEBBER STRATEGY FUND



STATEMENT OF CHANGES IN NET ASSETS


                                                                                  FOR THE PERIOD
                                                                                 DECEMBER 2, 1999+
                                                                                      THROUGH
                                                                                SEPTEMBER 30, 2000
                                                                                ------------------
FROM OPERATIONS:
Net investment loss ..........................................................   $   (17,486,178)
Net realized loss from investment and futures transactions ...................      (214,598,602)
Net change in unrealized appreciation/depreciation of investments ............       (28,660,537)
                                                                                 ---------------
Net decrease in net assets resulting from operations .........................      (260,745,317)
                                                                                 ---------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares .........................................     2,506,332,323
Cost of shares repurchased ...................................................      (698,816,120)
                                                                                 ---------------
Net increase in net assets derived from beneficial interest transactions .....     1,807,516,203
                                                                                 ---------------
Net increase in net assets ...................................................     1,546,770,886
NET ASSETS:
Beginning of period ..........................................................                10
                                                                                 ---------------
End of period ................................................................   $ 1,546,770,896
                                                                                 ===============

------------
+  Commencement of operations.



                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   PaineWebber Strategy Fund (the "Fund") is a diversified series of PaineWebber Managed Investments Trust (the "Trust"). The Trust was organized as a Massachusetts business trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. Offering costs have been fully amortized using the straight line method through the first fiscal period end, September 30, 2000. Prior to the commencement of operations on December 2, 1999, the Fund had no activity other than the sale of one Class A share to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser, administrator and distributor, and a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly owned subsidiary of UB SAG.

   Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting rights except that Class A, Class B and Class C shares have exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for the portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization

NOTES TO FINANCIAL STATEMENTS



and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or U.S. securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized. Variation margin calls could be substantial in the event of adverse price movements.

   Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions.

   There were no outstanding futures contracts at September 30, 2000.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Trust's board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets. At September 30, 2000, the Fund owed Mitchell Hutchins $999,403 in investment advisory and administration fees. For the

NOTES TO FINANCIAL STATEMENTS

period December 2, 1999 through September 30, 2000, Mitchell Hutchins waived $22,702 of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC.

   For the period December 2, 1999 through September 30, 2000, the Fund paid no brokerage commissions to PaineWebber because no transactions with PaineWebber were executed on behalf of the Fund.

DISTRIBUTION PLANS

   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares (Class Y shares have no service or distribution plan). At September 30, 2000, the Fund owed Mitchell Hutchins $1,010,861 in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the period December 2, 1999 through September 30, 2000, it earned $21,269,558 in sales charges.

TRANSFER AGENCY SERVICE FEES

   PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the period December 2, 1999 through September 30, 2000, PaineWebber received from PFPC, Inc., not the Fund, approximately 57% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.

SECURITY LENDING

   The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins, in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights. However, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the period December 2, 1999 through September 30, 2000, the Fund earned $305,539 for lending securities. The Fund's lending agent is PaineWebber, who earned $104,297 in compensation from the Fund in that capacity for the period December 2, 1999 through September 30, 2000. At September 30, 2000, the Fund owed PaineWebber $2,176 in compensation.

NOTES TO FINANCIAL STATEMENTS

   As of September 30, 2000, the Fund held cash having an aggregate value of $44,341,800 as collateral for portfolio securities loaned having a market value of $41,434,922 which was invested in the following money market funds:


NUMBER OF
 SHARES                                                                                         VALUE
 ------                                                                                         -----
 2,248,516   AIM Liquid Assets Portfolio ................................................. $  2,248,516
     2,120   AIM Prime Portfolio .........................................................        2,120
18,125,494   Mitchell Hutchins Private Money Market Fund LLC .............................   18,125,494
23,782,898   Provident Temporary Cash Fund ...............................................   23,782,898
   182,772   Scudder Institutional Fund Inc. .............................................      182,772
                                                                                           ------------
             Total investments of cash collateral received for securities loaned (cost--$44,341,800) ................................................ $ 44,341,800
                                                                                           ============

BANK LINE OF CREDIT

   The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period December 2, 1999 through September 30, 2000, the Fund borrowed a daily weighted average balance of $3,704,255 at a weighted average interest rate of 6.99%.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at September 30, 2000 was substantially the same as the cost of securities for financial statement purposes. At September 30, 2000, the components of net unrealized depreciation of investments were as follows:

          Gross appreciation (investments having an excess of value over cost) ......... $  141,281,331
          Gross depreciation (investments having an excess of cost over value) .........   (169,941,868)
                                                                                         --------------
          Net unrealized depreciation of investments ................................... $  (28,660,537)
                                                                                         ==============

   For the period December 2, 1999 through September 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:


          Purchases .................................................................... $3,993,504,986
          Sales ........................................................................ $2,202,316,859

FEDERAL TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At September 30, 2000, the Fund had a net capital loss carryforward of $104,630,955 available as a reduction, to the extent provided in the regulations, of future net realized capital gains, which will expire by September 30, 2008. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

NOTES TO FINANCIAL STATEMENTS

   To reflect reclassifications arising from permanent "book/tax" differences for the period December 2, 1999 through September 30, 2000, the Fund's accumulated net investment loss was reduced by $16,599,097 and beneficial interest was reduced by $16,599,097.

BENEFICIAL INTEREST

   There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                         CLASS A                        CLASS B
                             ---------------------------    ---------------------------
                                SHARES          AMOUNT         SHARES         AMOUNT
                             ------------   ------------    ------------   ------------
FOR THE PERIOD DECEMBER 2,
1999+ THROUGH SEPTEMBER 30,
2000:
Shares sold ...............    88,356,634    $879,833,720     90,925,032   $904,509,062
Shares repurchased ........   (34,747,392)   (334,582,875)   (19,521,078)  (185,100,658)
Shares converted from
  Class B to Class A ......         1,404          13,226         (1,409)       (13,226)
                               ----------    ------------     ----------   ------------
Net increase ..............    53,610,646    $545,264,071     71,402,545   $719,395,178
                               ==========    ============     ==========   ============


                                        CLASS C                        CLASS Y
                             ---------------------------    ---------------------------
                                SHARES         AMOUNT         SHARES          AMOUNT
                             ------------   ------------    ------------   ------------
FOR THE PERIOD DECEMBER 2,
1999+ THROUGH SEPTEMBER 30,
2000:
Shares sold ...............    67,312,424   $670,146,284      5,205,566     $51,843,257
Shares repurchased ........   (16,424,750)   (156,609,457)   (2,308,102)    (22,523,130)
Shares converted from
  Class B to Class A ........      --             --             --              --
                               ----------    ------------     ----------   ------------
Net increase ..............    50,887,674   $513,536,827      2,897,464     $29,320,127
                               ==========    ============     ==========   ============


--------------
+  Commencement of operations.

PAINEWEBBER STRATEGY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period is presented below:


                                                                      FOR THE PERIOD DECEMBER 2, 1999+ THROUGH SEPTEMBER 30, 2000
                                                                      -----------------------------------------------------------
                                                                        CLASS A         CLASS B         CLASS C         CLASS Y
                                                                        -------         -------         -------         -------
Net asset value, beginning of period ............................       $  10.00        $  10.00        $  10.00        $ 10.00
                                                                        --------        --------        --------        -------
Net investment loss .............................................          (0.06)          (0.12)          (0.12)         (0.03)
Net realized and unrealized losses from investment and
  futures transactions ..........................................          (1.25)          (1.25)          (1.25)         (1.26)
                                                                        --------        --------        --------        -------
Total decrease from investment operations .......................          (1.31)          (1.37)          (1.37)         (1.29)
                                                                        --------        --------        --------        -------
Net asset value, end of period ..................................       $   8.69        $   8.63        $   8.63        $  8.71
                                                                        ========        ========        ========        =======
Total investment return (1) .....................................         (13.10)%        (13.70)%        (13.70)%       (12.90)%
                                                                        ========        ========        ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...............................       $465,776        $616,435        $439,329        $25,231
Expenses to average net assets, net of waivers from adviser (2) .           1.16%(*)        1.93%(*)        1.93%(*)       0.89%(*)
Net investment loss to average net assets, net of
  waivers from adviser (2) ......................................          (0.63)%(*)      (1.41)%(*)      (1.41)%(*)     (0.37)%(*)
Portfolio turnover rate .........................................            121%            121%            121%           121%

-------------
(+)  Commencement of operations.
(*)  Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for the period has not been annualized.
(2) For the period December 2, 1999 through September 30, 2000, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

PAINEWEBBER STRATEGY FUND



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
PaineWebber Strategy Fund

   We have audited the accompanying statement of assets and liabilities of PaineWebber Strategy Fund (the "Fund"), including the portfolio of investments, as of September 30, 2000, and the related statement of operations, changes in net assets and the financial highlights for the period December 2, 1999 (commencement of operations) through September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period December 2, 1999 through September 30, 2000, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP

New York, New York
November 21, 2000

================================================================================

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms


PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

T. Kirkham Barneby
VICE PRESIDENT


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER FINANCIAL ADVISOR OR CORRESPONDENT FIRM.

READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

PaineWebber offers a family of 26 funds which encompass a diversified range of investment goals.

BOND FUNDS
-  High Income Fund
-  Investment Grade Income Fund
-  Low Duration U.S. Government Income Fund
-  Strategic Income Fund
-  U.S. Government Income Fund

TAX-FREE BOND FUNDS
-  California Tax-Free Income Fund
-  Municipal High Income Fund
-  National Tax-Free Income Fund
-  New York Tax-Free Income Fund

STOCK FUNDS
-  Enhanced S&P 500 Fund
-  Enhanced Nasdaq-100 Fund
-  Financial Services Growth Fund
-  Growth Fund
-  Growth and Income Fund
-  Mid Cap Fund
-  Small Cap Fund
-  S&P 500 Index Fund
-  Strategy Fund
-  Tax-Managed Equity Fund
                                       PAINEWEBBER
ASSET ALLOCATION FUNDS
-  Balanced Fund                       ANNUAL REPORT
-  Tactical Allocation Fund
                                       =======================
GLOBAL FUNDS                           STRATEGY FUND
-  Asia Pacific Growth Fund
-  Emerging Markets Equity Fund
-  Global Equity Fund                                        SEPTEMBER 30, 2000
-  Global Income Fund

PAINEWEBBER MONEY MARKET FUND

                                  PAINEWEBBER
                       -C- 2000 PaineWebber Incorporated
                               All Rights Reserved